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                                                                 EXHIBIT 24.1
                               POWER OF ATTORNEY

   Each of the undersigned being a director or officer, or both, of SPS Transaction Services, Inc. (the "Company"), does hereby constitute and appoint Robert L. Wieseneck, Christine A. Edwards, Larry H. Myatt, Michael J. Hartigan, Jr. and Russell J. Bonaguidi, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of the Company), to sign the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the New York Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

                Signature                       Capacity

             Philip J. Purcell
          -------------------------
             Philip J. Purcell       Chairman of the Board and Director

             Robert L. Wieseneck
          -------------------------
             Robert L. Wieseneck     President, Chief Executive Officer and
                                     Director (Principal Executive Officer)
             Russell J. Bonaguidi
          -------------------------
             Russell J. Bonaguidi    Vice President and Controller
                                     (Principal Accounting Officer)
             Thomas R. Butler
          -------------------------
             Thomas R. Butler        Director

             Frank T. Cary
          -------------------------
             Frank T. Cary           Director

             Mitchell M. Merin
          -------------------------
             Mitchell M. Merin       Director

             Charles F. Moran
          -------------------------
             Charles F. Moran        Director

             Thomas C. Schneider
          -------------------------
             Thomas C. Schneider     Chief Financial Officer and Director
                                     (Principal Financial Officer)
             Dennie M. Welsh
          -------------------------
             Dennie M. Welsh         Director

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